T. Rowe Price Real Estate Fund

Supplement to Summary Prospectus Dated May 1, 2018, as supplemented

On page 5, the portfolio manager table under “Management” is supplemented as follows:

David M. Lee will be retiring from T. Rowe Price at the end of 2018. Effective January 1, 2019, Nina P. Jones will replace Mr. Lee as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Ms. Jones joined T. Rowe Price in 2008.

The date of this supplement is September 6, 2018.

F122-041-S 9/6/2018